UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of in corporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road Cincinnati, OH	45227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 6, 2015, CECO Environmental Corp., a Delaware corporation (“CECO”) issued a press release announcing its financial results for the three and six months ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. Additionally, on August 6, 2015, CECO held a conference call for investors to discuss its financial results for the three and six months ended June 30, 2015. A copy of investor presentation is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

The information in this Item 2.02, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Important Information for Investors and Stockholders

This Current Report on Form 8-K is not a substitute for the final prospectus/proxy statement that CECO Environmental Corp. (“CECO”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 31, 2015, which includes a prospectus with respect to shares of CECO common stock to be issued in the merger and a proxy statement of each of CECO and PMFG, Inc. (“PMFG”) in connection with the merger between CECO and PMFG. The prospectus/proxy statement has been sent or given to the stockholders of record as of the close of business on July 30, 2015 of each of CECO and PMFG and contains important information about the merger and related matters, including detailed risk factors. CECO’s AND PMFG’s SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE FINAL PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE MERGER THAT HAVE BEEN FILED WITH THE SEC IN THEIR ENTIRETY AND CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The prospectus/proxy statement and other documents that have been filed with the SEC by CECO and PMFG are available without charge at the SEC’s website, www.sec.gov, or by directing a request to (1) CECO Environmental Corp. by mail at 4625 Red Bank Road Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations, by telephone at 800-333-5475 or by going to CECO’s Investor page on its corporate website at www.cecoenviro.com; or (2) PMFG, Inc. by mail at 14651 North Dallas Parkway Suite 500, Dallas, Texas 75254, Attention: Investor Relations, by telephone at 877-879-7634, or by going to PMFG, Inc.‘s Investors page on its corporate website at www.pmfginc.com.

This communication is for informational purposes only and is neither an offer to sell nor the solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Proxy Solicitation

CECO and PMFG, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions and may have direct or indirect interests in the proposed transactions. Information about the directors and executive officers of CECO is set forth in its prospectus/proxy statement filed on July 31, 2015, the proxy statement for its 2015 annual meeting of shareholders and CECO’s Annual Report on Form 10-K for the year ended December 31, 2014, which were filed with the SEC on April 10, 2015 and March 18, 2015, respectively. Information about the directors and executive officers of PMFG is set forth in its proxy statement filed on July 31, 2015, and the proxy statement for its 2014 annual meeting of shareholders and PMFG’s Annual Report on Form 10-K for the year ended June 28, 2014, which were filed with the SEC on October 16, 2014 and September 10, 2014, respectively. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Non-GAAP

CECO is providing non-GAAP historical financial measures within this Form 8-K as the Company believes that these figures are helpful in allowing individuals to better assess the ongoing nature of CECO’s core operations. A “non-GAAP financial measure” is a numerical measure of a company’s historical financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in the GAAP statement of operations.

Non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP gross profit margin, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and non-GAAP Adjusted EBITDA, as we present them in the financial data included in this press release, have been adjusted to exclude the effects of expenses related to property, plant equipment valuation adjustments, acquisition and integration expense activities including retention, legal, accounting, banking, amortization and contingent earn-out expenses, foreign currency re-measurement, legal reserves and the associated tax benefit of these charges. Management believes that these items are not necessarily indicative of the Company’s ongoing operations and their exclusion provides individuals with additional information to compare the company’s results over multiple periods. Management utilizes this information to evaluate its ongoing financial performance. Our financial statements may continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP gross profit margin, non-GAAP operating margin, non-GAAP earnings per basic and diluted shares and non-GAAP Adjusted EBITDA are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of CECO’s results as reported under GAAP.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP gross profit margin, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and non-GAAP Adjusted EBITDA, stated in this Form 8-K present the most directly comparable GAAP financial measure and reconcile to the most directly comparable GAAP financial measures.

Safe Harbor for Forward-Looking Statements

Any statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements about management’s beliefs and expectations of the proposed merger and related transactions and future results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and should be evaluated accordingly. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “target,” “should,” “may,” “will” and similar expressions and their negative forms are intended to identify forward-looking statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability to complete the proposed merger and related transactions between CECO and

PMFG; the receipt of shareholder approvals; the availability of financing to be obtained by CECO; the ability to successfully integrate CECO’s and PMFG’s operations, product lines, technologies and employees; the ability to realize revenue and customer growth opportunities, combined revenue goals, marketing and cost synergies from the proposed merger between CECO and PMFG in a timely manner or at all; factors related to the businesses of CECO and PMFG including economic, political and financial market conditions generally and economic conditions in CECO’s and PMFG’s target markets; dependence on fixed-price contracts and the risks associated with those contracts, including actual costs exceeding estimates and method of accounting for contract revenue; fluctuations in operating results from period-to-period due to cyclicality of the businesses; the effect of the merger and related transactions on each of CECO’s and PMFG’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; changes in or developments with respect to any litigation or investigation; unknown, underestimated or undisclosed commitments or liabilities; the potential for fluctuations in prices for manufactured components and raw materials; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the substantial amount of debt expected to be incurred in connection with the proposed merger and CECO’s ability to repay or refinance it, incur additional debt in the future or obtain a certain debt coverage ratio; diversion of management time from each of CECO’s and PMFG’s ongoing operations; the impact of federal, state or local government regulations; and the effect of competition in the air pollution control and industrial ventilation industry.

These and other risks and uncertainties are discussed in more detail in CECO’s and PMFG’s current and future filings with the SEC, including the final prospectus/proxy statement under the heading “Risk Factors,” which was filed by each of CECO and PMFG on July 31, 2015, CECO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on March 18, 2015 and PMFG’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on September 10, 2014. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only as of the date the statement is made. All forward-looking statements attributable to CECO or PMFG or persons acting on behalf of either CECO or PMFG are expressly qualified in their entirety by the cautionary statements and risk factors contained in this Current Report on Form 8-K and CECO’s and PMFG’s respective filings with the SEC. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, neither CECO nor PMFG undertakes any obligation to update or review any forward-looking statement or information, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release, dated August 6, 2015.

99.2	Investor Presentation Slides, dated August 6, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2015	CECO Environmental Corp.

	By:	/s/ Edward J. Prajzner
Edward J. Prajzner
Chief Financial Officer